UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

November 19, 2010

ESPEY MFG & ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	001-04383 (Commission File Number)	14-1387171 (IRS Employer Identification No.)

233 Ballston Avenue Saratoga Springs, New York (Address of principal executive offices)	12866 (Zip Code)

Registrant’s telephone number, including area code: (518) 584-4100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders

Espey Mfg. & Electronics Corp. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on November 19, 2010.  At the Annual Meeting, the stockholders of the Company elected Barry Pinsley and Mark St. Pierre to the Board of Directors as the class B directors.  They will serve until their three-year term expires at the 2013 Annual Meeting or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions*	Broker Non-Votes*
Barry Pinsley	1,124,268	-	597,248	540,868
Mark St. Pierre	1,555,224	-	166,292	540,868

*Abstentions and broker non-votes do not affect the outcome of the election.

In addition, the following proposal was voted on and approved at the Annual Meeting:

	Votes For	Votes Against	Abstentions*	Broker Non-Votes*
Proposal to ratify the appointment of EFP Rotenberg LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011	2,218,118	11,869	32,397	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2010	ESPEY MFG. & ELECTRONICS CORP.
	By:	/s/ David A. O'Neil
David A. O'Neil, Treasurer and Principal Financial Officer

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